UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 8, 2003

MOTHERS WORK, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction	Commission	(I.R.S. Employer
of Incorporation or Organization)	File number	Identification Number)

456 North 5th Street

Philadelphia, PA 19123

(Address of Principal Executive Offices)

(215) 873-2200

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press Release issued by Mothers Work, Inc. on July 8, 2003

Item 9.	Regulation FD Disclosure.

This Current Report on Form 8-K is being furnished pursuant to Item 12, “Results of Operations and Financial Condition,” in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 34-47583 that were issued March 27, 2003.  See “Item 12. Results of Operations and Financial Condition” below.

Item 12.	Results of Operations and Financial Condition.

On July 8, 2003, Mothers Work, Inc. issued a press release announcing its sales results for the month of June 2003 and for the third quarter ended June 30, 2003.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: July 14, 2003	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Senior Vice President – Chief Financial
Officer

TABLE OF EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Mothers Work, Inc. on July 8, 2003